EXHIBIT 10.18

                            THE ALLSTATE CORPORATION
                                 ALLSTATE PLAZA
                           NORTHBROOK, ILLINOIS 60062



                                                           Date:

EMPLOYEE NAME
ADDRESS
CITY, STATE   ZIP CODE






1.       Grant of Restricted Stock.
         -------------------------

         Pursuant to action taken by the Board of Directors of The Allstate Corporation (the "Company") and the Compensation and Nominating Committee (the "Committee"), under The Allstate Corporation Equity
         Incentive Plan (the "Plan"), the terms of which are specifically incorporated herein by reference, you are hereby granted # shares of restricted Stock of the Company, upon and subject to the provisions and conditions hereinafter set forth.

         Your shares of restricted Stock shall be exchangeable for shares of unrestricted common Stock of the Company and certificates shall be issued to you in one installment of ____ shares on _____,_____. Shares of restricted Stock may not be sold, transferred, pledged or otherwise assigned and shall, except to the extent exchangeable for shares of unrestricted common stock of the Company as hereinafter provided or as otherwise provided by the Committee after the date of this grant, be automatically cancelled upon your Termination of Employment with the Company and its wholly-owned subsidiaries. You must sign this Agreement and "Stock Power" form and return them to The Allstate Corporation, Stock Option Office, 2775 Sanders Road, Northbrook, Illinois, 60062 in order to comply with the terms of this grant.

         Until your shares of restricted Stock become unrestricted as set forth above, no certificates for your restricted Stock will be issued to you, and your shares of restricted Stock will be evidenced by certificates held by or on behalf of the Company, in book-entry form, or otherwise, as determined by the Company. As a holder of shares of restricted Stock, you are otherwise entitled to all the rights (including voting and dividend rights) of a holder of an equivalent number of shares of unrestricted common Stock of the Company.

2.       Tax Withholding.
         ---------------

         Under existing laws and regulations, in general, the fair market value of the shares granted hereunder on the date such shares become exchangeable for shares of unrestricted common Stock of the Company will be subject to federal income tax at ordinary rates and to social security tax and their respective withholding requirements, and may be subject to state and local taxes and withholding requirements. The payment of all federal, state and local taxes is your personal responsibility. However, the Company, at its discretion, shall be entitled to require as a condition of delivery of a share of Stock upon a share of restricted Stock becoming nonforfeitable that (I) you pay to the Company an amount sufficient to satisfy all federal, state


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         and local  withholding tax  requirements,  (ii) an amount sufficient to satisfy all federal, state and local withholding tax requirements be withheld by the Company from compensation otherwise due to you or from any shares due to you under the Plan, or (iii) a combination of (I) and
         (ii).

3.       Adjustments.
         -----------

         The Committee may make provision, including but not limited to equitable adjustments in the number of shares of restricted Stock covered by this Award or for the termination or continuation of this Award as it may determine to be appropriate and equitable to reflect any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, or similar event of the Company.

4.       Changes in Law.
         --------------

         The Company reserves and shall have the right, by written notice to you, to change the provisions of the Award in any manner that it may deem necessary or advisable to carry out the purpose of its grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling or judicial decision; provided that any such change shall be applicable only to shares for which payment shall not then have been made as herein provided.

5.       Severability.
         ------------

         If all or any part if this Award is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Agreement not declared to be unlawful or invalid. Any part of this Agreement so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms or such part to the fullest extent possible while remaining lawful and valid.

6.       Definitions.
         -----------

         Unless otherwise specified, all capitalized terms herein shall have the same meaning as such terms have in the Plan.




                                            Jerry D. Choate
                                            Chairman and Chief Executive Officer
                                            THE ALLSTATE CORPORATION



You must sign and return one copy of this Agreement in the envelope provided. By doing so, you are indicating your acceptance of this Award and the terms of this Agreement and the Plan.



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Employee Signature




--------------------------------------------

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Date





                                   STOCK POWER





FOR VALUE received, I hereby sell, assign and transfer unto The Allstate Corporation __________ shares of The Allstate Corporation Common Stock, par value $.01, awarded to me on ____________ under The Allstate Corporation Equity Incentive Plan and represented by the within Certificate, and do hereby irrevocably constitute and appoint the Secretary or any Assistant Secretary of The Allstate Corporation as attorney to transfer the said stock on the books of The Allstate Corporation, with full power of substitution in the premises.



Dated: _____________



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                                       Signature